Principal Funds, Inc.

Supplement dated October 28, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016
(as supplemented on July 29, 2016, September 16, 2016, and September 19, 2016)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Drew Lawton, independent director on the Board of Directors, has resigned his position effective October 17, 2016.
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Directors.
Under Independent Directors, delete all references to Drew E. Lawton.
In the table under Management Information, delete the row for Drew E. Lawton.
In the table under Independent Directors (not Considered to be “Interested Persons”), delete the column for Lawton and the corresponding footnote.
In the table under Compensation, delete the row for Drew E. Lawton and the corresponding footnote.

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